UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2013

______________________

ATMI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2013, ATMI, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2012 and the full year. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 6, 2013 at approximately 11:00 a.m. Eastern time, the Company will hold a conference call to discuss its financial results for the fourth quarter of 2012 and the full year.  The slide presentation being distributed by the Company in connection with the conference call is attached hereto as Exhibit 99.2.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits -

99.1.	Press release dated February 6, 2013 issued by ATMI, Inc.

99.2	Presentation by ATMI, Inc. on February 6, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc.
(Registrant)
February 6, 2013	/s/ TIMOTHY C. CARLSON
(Date)	Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index
99.1	Press release dated February 6, 2013 issued by ATMI, Inc.

99.2	Presentation by ATMI, Inc. on February 6, 2013.